     UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 18, 2017

CorEnergy Infrastructure Trust, Inc.
 (Exact Name of Registrant as Specified in Its Charter)

Maryland	1-33292	20-3431375
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Walnut, Ste. 3350, Kansas City, MO	64106
(Address of Principal Executive Offices)	(Zip Code)

(816) 875-3705
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders.

On April 17, 2017, CorEnergy Infrastructure Trust, Inc. (the “Company”) filed Articles Supplementary (the “Articles Supplementary”) with the Department of Assessments and Taxation of the State of Maryland (“SDAT”), which Articles Supplementary were effective on filing, classifying 32,200 authorized but unissued shares of the Company’s Preferred Stock, par value $.001 per share, as 7.375% Series A Cumulative Redeemable Preferred Stock with a stated value per share of $2,500.00 (the “Series A Preferred Stock”).  After giving effect to the Articles Supplementary, the Company is authorized to issue 55,200 shares of Series A Preferred Stock.

On April 18, 2017, the Company completed an underwritten public offering of 2,800,000 depositary shares, each representing 1/100th of a share of the Series A Preferred Stock with a liquidation preference of $25.00 per depositary share and at a public offering price of $25.00, pursuant to the underwriting agreement filed as an exhibit to the Company's Current Report on Form 8-K filed on April 12, 2017 (the “Preferred Stock Offering”).

The 28,000 shares of Series A Preferred Stock issued and sold in the Preferred Stock Offering have terms identical to the 22,500 shares of Series A Preferred Stock originally issued by the Company on January 27, 2015 and February 5, 2015 and provided for by the Articles Supplementary filed by the Company with SDAT on January 26, 2015 and filed as Exhibit 3.1 to the Company’s Registration Statement on Form 8-A on January 26, 2015.

The foregoing description of the Articles Supplementary is qualified in its entirety by reference to the Articles Supplementary, which is incorporated by reference as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure provided under Item 3.03 above is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On April 18, 2017, the Company issued a press release announcing the closing of the previously-announced Preferred Stock Offering.  The Company plans to use the net proceeds from the Preferred Stock Offering to repay indebtedness under the Company’s credit facility and/or for general corporate purposes.  That press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Articles Supplementary, dated April 12, 2017, Establishing and Fixing the Rights and Preferences of the Registrant’s 7.375% Series A Cumulative Redeemable Preferred Stock.

99.1	Press Release announcing Closing of Offering of Series A Cumulative Redeemable Preferred Stock, dated April 18, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORENERGY INFRASTRUCTURE TRUST, INC.

Dated: April 18, 2017	By:	/s/ Rebecca M. Sandring
Rebecca M. Sandring
Secretary

Exhibit Index

Exhibit No.	Description

3.1	Articles Supplementary, dated April 12, 2017, Establishing and Fixing the Rights and Preferences of the Registrant’s 7.375% Series A Cumulative Redeemable Preferred Stock.

99.1	Press Release announcing Closing of Offering of Series A Cumulative Redeemable Preferred Stock, dated April 18, 2017.